SUPPLEMENT TO THE SPARTAN(registered trademark) GINNIE MAE FUND OCTOBER 20, 1998 PROSPECTUS
The following information replaces the first paragraph in the "Who May Want to Invest" section on page 3.
PROPOSED REORGANIZATION. The Board of Trustees of Spartan Ginnie Mae Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Ginnie Mae Fund and Fidelity Ginnie Mae Fund.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Ginnie Mae Fund solely in exchange for the number of shares of Fidelity Ginnie Mae Fund equal in value to the relative net asset value of the outstanding shares of Spartan Ginnie Mae Fund. Following such exchange, Spartan Ginnie Mae Fund will distribute the Fidelity Ginnie Mae Fund shares to its shareholders pro rata, in liquidation of Spartan Ginnie Mae Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization"). The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Spartan Ginnie Mae Fund will be held on May 19, 1999, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Spartan Ginnie Mae Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Ginnie Mae Fund.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about May 27, 1999. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Spartan Ginnie Mae Fund shareholders fail to approve the Agreement, Spartan Ginnie Mae Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Ginnie Mae Fund.